ING Life Insurance and Annuity Company
Variable Annuity Account C

Pension IRA

For 1984 Contracts (Prospectus No. PRO.75992-04)

And 1992, 1994 and 2004 Contracts (Prospectus No. PRO.75988-04)

Supplement dated August 5, 2004 to the
Contract Prospectus and Statement of Additional Information, each dated May 1, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the Contract Prospectus and Statement of Additional Information (SAI).

1.

ING VP Bond Portfolio - Effective August 6, 2004, the name of ING VP Bond Portfolio will change to ING VP Intermediate Bond Portfolio. Effective August 6, 2004, all references to ING VP Bond Portfolio in the Contract Prospectus and SAI are replaced with ING VP Intermediate Bond Portfolio.

2.

The information appearing in the Fund Expense Table on page 9 of the Contract Prospectus for all Janus investment options is deleted and replaced with the following to reflect reductions in fund Management (Advisory) Fees effective July 1, 2004.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
Janus Aspen Balanced Portfolio (Institutional Shares) (a)	0.55%	--	0.02%	0.57%	--	0.57%
Janus Aspen Capital Appreciation Portfolio (Service Shares) (a) (b)	0.64%	0.25%	0.03%	0.92%	--	0.92%
Janus Aspen Flexible Income Portfolio (Institutional Shares) (a)	0.50%	--	0.04%	0.54%	--	0.54%
Janus Aspen Growth Portfolio (Institutional Shares) (a)	0.64%	--	0.02%	0.66%	--	0.66%
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) (a)	0.64%	--	0.02%	0.66%	--	0.66%
Janus Aspen Worldwide Growth Portfolio (Institutional Shares) (a)	0.60%	--	0.06%	0.66%	--	0.66%

X.75988.92-04B	August 2004

3.	The Footnotes to "Fund Expense Table" beginning on page 9 of the Contract Prospectus are amended by adding the following footnotes:
(a)

All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003, restated to reflect reductions in the portfolios' management fees effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

(b)

Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

X.75988.92-04B	August 2004